UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2013

Beam Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 10, 2013, Beam Inc. (the “Company”) issued $250,000,000 in aggregate principal amount of 1.750% Notes due 2018 (the “2018 Notes”) and $250,000,000 in aggregate principal amount of 3.250% Notes due 2023 (the “2023 Notes” and together with the “2018 Notes,” the “Notes”) in a registered public offering (the “Offering”). The Company previously disclosed the terms of the Offering in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2013. The form of Notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

Exhibit 5, “Opinion of Chadbourne & Parke LLP,” and Exhibit 23, “Consent of Chadbourne & Parke LLP,” in the accompanying Exhibit Index relate to the Registration Statement on Form S-3ASR (the “Registration Statement”) (Registration Statement No. 333-181026), filed by the Company with the SEC on April 27, 2012, as supplemented by the final prospectus supplement dated June 3, 2013, filed with the SEC on June 5, 2013, and are filed herewith for incorporation by reference in the Registration Statement in connection with the Offering.

Additionally, on June 10, 2013, the Company issued a press release announcing that it completed the early settlement of its previously announced tender offers for certain of the Company’s outstanding debt securities. The press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Global 1.750% Notes due 2018.

4.2	Form of Global 3.250% Notes due 2023.

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5).

99.1	Press Release of Beam Inc. dated June 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC. (Registrant)

Date: June 10, 2013	By:	/s/ Kenton R. Rose
	Name:	Kenton R. Rose
	Title:	Senior Vice President, General Counsel and Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Global 1.750% Notes due 2018.

4.2	Form of Global 3.250% Notes due 2023.

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5).

99.1	Press Release of Beam Inc. dated June 10, 2013.

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